                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement         [ ]  Confidential, For Use of the Com-
                                              mission Only (as permitted by
                                              Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12

                              FRITZ COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

   (5) Total fee paid:

--------------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

   (3) Filing Party:

--------------------------------------------------------------------------------

   (4) Date Filed:

THE FOLLOWING IS A POWERPOINT PRESENTATION MADE AVAILABLE BY FRITZ COMPANIES, INC. TO EMPLOYEES AND CUSTOMERS BEGINNING FEBRUARY 21, 2001:


                                                          [FRITZ COMPANIES LOGO]


                         THE UPS ACQUISITION OF FRITZ


                         AN OVERVIEW FOR FRITZ CUSTOMERS

                         Month, day 2001

        Feb 5, 2001 Version 4

        Audience: Current or prospective Fritz customers
        Original Presentation Prepared by: Fritz Marketing
        Modifications done by: Chris Maiocco, Marketing/Sales Integration Mgr

        On January 10, 2001, Fritz Companies agreed to be purchased by UPS. When the acquisition is completed, Fritz will be a wholly owned subsidiary of UPS, operating with the Fritz name and brand (for the near-term).

                                                                          Page 1
6 February 2001 Ver 4      (C)2001 Fritz Companies, Inc.

                                                                 UPS Acquisition

                   AGENDA

                -  Industry Situation

                -  UPS Overview

                -  Fritz Overview

                -  Transaction Plan


                                                          [FRITZ COMPANIES LOGO]


                                                                          Page 2
6 February 2001 Ver 4      (C)2001 Fritz Companies, Inc.

Situation                                                        UPS Acquisition

                   THE TRANSPORTATION INDUSTRY IS
                   EXPERIENCING CHANGE

                -  Globalization

                -  Consolidation

                -  Significant advances in technology


                                                          [FRITZ COMPANIES LOGO]


Today's competitive global market is driving consolidation within the logistics industry. Customers increasingly desire to work with fewer but more capable service providers to optimize all segments of their supply chain. To achieve this, providers must serve globally, with company owned resources/facilities equipped with advanced technology, working together to deliver high levels of service.

                                                                          Page 3
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

UPS Overview                                                     UPS Acquisition

                   AND CUSTOMER'S NEEDS ARE EVOLVING

                -  The need for broader portfolios

                -  Global coverage eIntegrated technology products

                -  Supply chain management expertise

                -  Flexibility to meet specific needs


                                                          [FRITZ COMPANIES LOGO]


Customers are looking for:

o Broader portfolios - more products with more options for them to choose from

o       Global coverage - the ability to ship anywhere anytime

o Integrated technology products - technology products that are integrated with a customers work environment that makes their life easier when it comes to shipping, tracking, optimizing transportation costs. These technology products should have the ability to be integrated with their back office systems

o Supply chain management expertise - the ability to give advice on what, when, and how to ship given the customer's needs at the lowest possible cost

o Flexibility - providers of transportation should be flexible enough to meet the needs of the customer as their business grows and their needs


                                                                          Page 4

6 February 2001 Ver 4      (C)2001 Fritz Companies, Inc.

UPS Overview                                                  UPS Acquisition

                   UPS HAS POSITIONED ITSELF TO MEET THE NEEDS OF THE CUSTOMER AND CHANGING MARKET CONDITIONS THROUGH ITS

                -  Leadership in its core business

                -  Continued international expansion

                -  Comprehensive logistics and financial solutions

                -  World class technology products


                                                          [FRITZ COMPANIES LOGO]


        UPS `s mission is to enable global commerce. UPS fulfills this mission through combining the movement of goods, information, and funds.

        In combining the movement of goods, information, and funds, UPS is best positioned to meet the needs of the customer while facing the challenges of the market.

                                                                          Page 5
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

UPS Overview                                                     UPS Acquisition

                   ...AND COMBINED WITH FRITZ, ONE OF THE BROADEST PORTFOLIOS IN THE INDUSTRY


              UPS Logistics                          Forwarding &
              [PUZZLE PIECE]                          Clearance
                                                        FRITZ
                                                    [PUZZLE PIECE]

                                   UPS Core
                                [PUZZLE PIECE]


               UPS Capital                            Technology
               [PUZZLE PIECE]                       [PUZZLE PIECE]

                                                          [FRITZ COMPANIES LOGO]


The combination of Fritz and UPS will enable UPS to offer a comprehensive portfolio of services that will attract and retain customers.

A key strength of UPS is its integrated service portfolio. While UPS has an existing customs clearance operation, it does not have global freight forwarding capabilities. The addition of Fritz will enable UPS to offer more capabilities--Fritz's core services: freight forwarding, air, ground, and ocean freight, plus extensive global customs clearance capabilities. The synergies that result from UPS and Fritz will provide an end-to-end supply chain solution that we believe has tremendous value to our customers. Fritz customers will have access to UPS's existing small package and logistics capabilities. The combination of these services, when combined with UPS Capital and UPS Logistics Group, provide what UPS believes is an unparalleled solution for customers.

We expect the combination of Fritz and UPS to create a powerful force in the supply chain management business.

[Note: UPS Logistics provides comprehensive global supply chain management solutions using its expertise to streamline customers' distribution networks to gain efficiencies: save money, improve customer service and better utilize assets and capital. 'UPS Logistics' is different from the services offered by Fritz - it manages service providers (including Fritz) and implements technology solutions such as supply chain optimization software,etc. This technology includes local routing and route planning solutions. Two products include:
Roadnet 5000(R) is designed to save customers money through better vehicle utilization and improved customer service. Territory Planner(TM) is meant to enable customers to strategically analyze sales and delivery territories for more efficient and better balanced routes.]


                                                                          Page 6
6 February 2001 Ver 4      (C)2001 Fritz Companies, Inc.

UPS Overview                                                     UPS Acquisition

                   UPS BRINGS OVER 90 YEARS OF EXPERIENCE IN ADDITION TO

                -  Premier brand

                -  World class technology

                -  Strong core business

                -  Financial strength

                -  Large global network

                -  Management skills


                                                          [FRITZ COMPANIES LOGO]


        UPS has built strong brand equity as a leader in quality service and product innovation in our industry. A recent survey of senior business executives, called Image Power, rated UPS as the second strongest business-to-business brand in the U.S., behind Microsoft, and a 1999 Equitrend survey report ranked UPS as one of the top ten brands of the decade.

        UPS has developed a world class technology organization that is recognized for its innovations. The strong brand image and advances in technology help build upon its strong core business.

        Being the leader in the transportation market, UPS is known for its financial strength with revenues in excess of $29 Billion. In addition, UPS has offices in over 200 countries.


                                                                          Page 7
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Fritz Overview                                                   UPS Acquisition

                   FRITZ BRINGS ITS MARKET LEADERSHIP ALONG WITH

                -  Industry expertise

                -  Global office network

                -  Distribution abilities

                -  Global technology expertise

                -  Carrier relationships


                                                          [FRITZ COMPANIES LOGO]


Fritz's global reach, strong industry reputation, and industry expertise are important attributes to UPS. These capabilities will enable UPS to provide complete supply chain solutions including freight forwarding services.

The Fritz Global Network is composed of 10,500 employees in more than 400 locations in 120 countries. Fritz operates 9 million square feet of warehouse space to perform order fulfillment and distribution functions.

The worldwide implementation of our Global Business System will serve as the platform for efficient, accurate processing, global tracking visibility and quality freight services overall.

Advanced technology, Fritz expertise and carrier relationships are key to our leading market position. With our ocean and air carrier relationships, Fritz can move your shipments to meet your timing requirements while optimizing your logistics costs. The result: Fritz is a top 5 provider of the following services: global air freight, ocean freight forwarding, NVOCC ocean freight, and global customs clearance.

Fritz offers a range of integrated services: Door to Door Transportation, Documentation, Materials Management and Trade Management. The following slide depicts our diverse service portfolio and the percent of revenue shared across services.


                                                                          Page 8
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Fritz Overview                                                   UPS Acquisition

                   IN ADDITION, FRITZ HAS A BROAD PORTFOLIO OF SERVICES BALANCED ACROSS CUSTOMER NEEDS


                   [PIE CHART]


                   MM & D .......................     21%
                   CUSTOMS CLEARANCE ............     30%
                   AIR FREIGHT ..................     28%
                   OCEAN FREIGHT ................     21%


                      (Percent of Net Revenue)


                                                          [FRITZ COMPANIES LOGO]


Based on FY2000 Net Revenue

Fritz has a good balance of all services...

Fritz has diversified its product line dramatically over the past several years, while continuing to grow our customs services at anticipated rates. Customs clearance now accounts for about 1/3 of net revenue, and air freight has nearly doubled in the last 5 years. Currently, Fritz has a well balanced offering of logistics services--All the services you need in a single logistics provider.


                                                                          Page 9
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Fritz Overview                                                   UPS Acquisition

                   THE COMBINATION OF UPS AND FRITZ BRINGS TOGETHER EXPERIENCE, SIZE, AND GLOBAL RESOURCES

                                            FRITZ                 UPS
                   -------------------------------------------------------------
                   Founded                   1933                1907
                   -------------------------------------------------------------
                   Headquarters         San Francisco           Atlanta
                   -------------------------------------------------------------
                   Revenue              $1.6 billion        $29.8 billion
                   -------------------------------------------------------------
                   Employees                10,500             358,000
                   -------------------------------------------------------------
                   Countries                 120+                200+
                   -------------------------------------------------------------


                                                          [FRITZ COMPANIES LOGO]


        UPS delivers packages each business day for 1.8 million shipping customers to six million consignees. In 2000, UPS delivered an average of 15 million pieces per day worldwide, generating revenue of over $29 billion. UPS operates within 200 countries and territories.


                                                                         Page 10
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Fritz Overview                                                   UPS Acquisition


                   THE ADVANTAGES FOR OUR CUSTOMERS INCLUDE

                -  A broader service portfolio

                -  World class technology

                -  Increase distribution capabilities

                -  Complete supply chain management

                -  Greater cost optimization


                                                          [FRITZ COMPANIES LOGO]


        Our customers can expect to see a broader service portfolio and more opportunities for integration throughout the entire supply chain. These types of improvements will inevitably allow us to identify additional opportunities for cost savings, offer a better service, and ultimately achieve higher customer satisfaction.

        With technology, Fritz expects to continue the worldwide implementation of GBS with the help from our UPS parent. The result should be higher quality service from more timely data availability and visibility, and increased efficiency and accuracy by reducing repetitive data entry.

        Another advantage to customers is access to additional distribution capabilities. Fritz has a leading worldwide distribution facility network. When combined with UPS' s ground distribution business, our distribution services offer customers increased flexibility and capacity to handle distribution and fulfillment programs.

        EASIER SUPPLY CHAIN MANAGEMENT

        As a single organization, an integrated UPS and Fritz will meet our customers' needs for the entire supply chain, making it easier for you to manage your shipment movement (package and freight), information, and fund processes.

        Easier supply chain management will enable greater opportunity to identify, design, and implement supply chain cost reduction programs. Customers reduce costs by improving order cycle, improving cash flow, and providing better service to customers. This is especially valuable as our global economy is showing signs of slowing and investors are pressuring boards of directors to increase profitability.

        All these features and advantages enable customers to confidently expand their global commerce activities by using UPS services.


                                                                         Page 11
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Transaction                                                      UPS Acquisition

                   THE PROCESS MOVING FORWARD...

                -  Approval Process
                   -  Review
                   -  Fritz shareholder vote
                   -  Anticipate closing 2nd quarter of 2001

                -  Fritz becomes wholly owned subsidiary of UPS


                                                          [FRITZ COMPANIES LOGO]


        Neither Fritz nor UPS anticipate any significant problems in this transaction process. There are several steps involved. The shareholders of Fritz will have to approve the transaction and the acquisition is subject to review under Hart-Scott-Rodino, as well as other, customary regulatory approvals. The proxy statement/registration statement will be filed with the SEC and will be mailed to Fritz's shareholders in the near future.

        Closing of the acquisition is anticipated in the second quarter of 2001.

        The Fritz business unit will report to Joe Pyne - Senior VP Corporate Development.

        Dave Abney is the new business unit manager. He will work closely with Lynn Fritz during the integration.

                                                                         Page 12


6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

Transaction                                                      UPS Acquisition

                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

              In connection with the proposed merger transaction between Fritz Companies, Inc. and United Parcel Service, Inc. ("UPS"), Fritz Companies and UPS will file a proxy statement/prospectus with the United States Securities and Exchange Commission (the "SEC"). STOCKHOLDERS OF FRITZ COMPANIES ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Fritz Companies or UPS with the SEC at the SEC's web site at http://www.sec.gov. Free copies of the proxy statement/prospectus, once available, and other filings by Fritz Companies with the SEC may also be obtained by directing a request to Graeme Stewart, Fritz Investor Relations, Telephone: (415) 538-0444.

              Fritz Companies and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about such directors and executive officers, including information about their ownership of Fritz Companies stock, can be found in the Fritz Companies proxy statement, dated August 18, 2000, for its 2000 annual meeting of stockholders.


                                                          [FRITZ COMPANIES LOGO]


                                                                         Page 13


6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.

                                                          [FRITZ COMPANIES LOGO]



                                UPS ACQUISITION


                                                                         Page 14
6 February 2001 Ver 4     (C)2001 Fritz Companies, Inc.